Exhibit 99.1

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM Modulating an Innate Immune Response Against Diseases IN MB XPro1595 KOL Webinar on Alzheimer’s July 14, 2020, 8AM EST

FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . There cannot be any assurance about the results of this trial or that the Company’s products will ever be approved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2

DESIGN ▪ Multiple dosing cohorts ▪ Weekly XPro1595™ SubQ injections for 3 months ▪ Biomarkers of neuro inflammation at 0 and 12 weeks STUDY GOAL Demonstrate peripheral administration of XPro1595 reduces biomarkers of neuroinflammation P atients with biomarkers of inflammation Neuroinflammation measures: ▪ Imaging (MRI) ▪ Cerebral spinal fluid (CSF)* *CSF not available until the end of the study PHASE 1 b TRIAL IN A LZHEIMER’S

WHITE MATTER FREE WATER A Biomarker For Neuroinflammation Free water = edema/swelling = inflammation

Dumont et al Descoteaux Frontiers in Aging Neuroscience 2019 FREE WATER NEUROINFLAMMATION IS INCREASED IN ALZHEIMER’S PATIENTS

NEUROINFLAMMATION CONTINUES TO INCREASE OVER TIME AND CORRELATES WITH CHANGES TO AMYLOID Dumont et al Descoteaux Frontiers in Aging Neuroscience 2019

NEUROINFLAMMATION – FREE WATER WHITE MATTER Safe White Matter Mask Arcuate fasciculus Uncinate fasciculus , Inferior fronto - occipital fasciculus , Splenium of the corpus callosum , Inferior longitudinal fasciculus Inferior longitudinal fasciculus , Uncinate fasciculus Measures Whole brain inflammation Measure Inflammation in specific white matter tracts

XPRO1595 REDUCES WHOLE BRAIN NEUROINFLAMMATION

XPro1595 reduces neuroinflammation within the

Arcuate Fasciculus Premotor cortex Broca’s area Wernicke's area The arcuate plays a key role in language processing – the ability to understand or express speech

SUMMARY

- Neuroinflammatory biomarkers assessed by free water white matter in 6 AD patients
  - N=3 at 0.3 mg/kg of XPro1595
  - N=3 at 1.0 mg/kg of XPro1595
- Dose-dependent reduction in whole brain neuroinflammation ("safe mask free water")
- A more focused analysis shows a 40.6% reduction neuroinflammation within the Arcuate Fasciculus – dose independent.

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INNATE IMMUNITY

12 Clinical Trial to Test Neuroinflammation as the Common Denominator of ALZHEIMER’S DISEASE Questions & Answers

CONTACT US 13 HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM INMB INmune Bio Inc. 1200 Prospect Str. Suite 525 La Jolla, CA 92037 (858) 964 - 3720 www.inmunebio.com THANK YOU FOR YOUR PARTICIPATION